ABERDEEN FUNDS

Aberdeen Dynamic Dividend Fund

Aberdeen Global Infrastructure Fund

Aberdeen Income Builder Fund

Aberdeen Realty Income & Growth Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated April 16, 2018 (the “Supplement”), to each Fund’s Prospectus dated March 7, 2018 (the “Prospectus”)

The following replaces the disclosure in the section entitled “Income and Capital Gain Distributions” on page 88 of the Prospectus:

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and capital gains it distributes to you. The International Real Estate Equity Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. Each of the Income Builder Fund, Global Infrastructure Fund, and Realty Income & Growth Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Each of the Dynamic Dividend Fund, High Yield Managed Duration Municipal Fund and Ultra Short Municipal Income Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Please retain this Supplement for future reference.